COVENANT LETTER


                                                         Date:  April 11, 1996


The First National Bank of Boston
100 Federal Street
Boston, Massachusetts 02110

      Attention:  Diversified Finance

Gentlemen:

      As an inducement for The First National Bank of Boston (the "Bank") to provide loans and financial accommodations to and for the account of Cityscape Corp., a New York corporation (the "Borrower") pursuant to the Borrower's Commercial Promissory Note of even date in the principal amount of $30,000,000.00 (the "Note"), the Borrower, Cityscape Financial Corp. (the "Guarantor") and Cityscape Funding Corp. ("CFC") hereby make the following representations, covenants, and warranties; agree that all of such representations, covenants, and warranties apply to all loans and financial accommodations provided by the Bank to the Borrower; and recognizes that the Bank will be making all of such loans and financial accommodations in reliance upon the following. Capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Note.

ARTICLE 1. - GENERAL REPRESENTATIONS AND WARRANTIES.

      1.1 (a) Borrower has been duly organized and is validly existing as a corporation under the laws of the State of New York. The only directly owned subsidiaries of the Borrower are CFC and City Mortgage Corporation Limited ("CMCL").

            (b) Guarantor has been duly organized and is validly existing as a corporation under the laws of the State of Delaware. The sole subsidiary of the Guarantor is the Borrower.

            (c) CFC has been duly organized and is validly existing as a corporation under the laws of the State of


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Delaware. CFC is, and shall remain, a wholly owned subsidiary of the Borrower.

      1.2. Borrower is duly licensed where required as a "licensee" or is otherwise qualified in each state in which it transacts business and is not in default of such state's applicable laws, rules and regulations, except where the failure to so qualify or such default would not have a material adverse effect on its ability to conduct its business or to perform its obligations.

      1.3. Borrower has the requisite power and authority and legal right to own and grant a lien on all of its right, title and interest in and to its assets to the Bank, and Borrower has the requisite power and authority and legal right to execute and deliver, engage in the transactions contemplated by, and perform and observe the terms and conditions of, the Note and the other instruments, documents, and agreements executed in connection therewith (as same may be modified, amended, supplemented or restated from time to time, the "Loan Documents").

      1.4. Borrower is not in default (beyond any applicable cure period) under any mortgage, borrowing agreement or other instrument or agreement pertaining to indebtedness for borrowed money with respect to which a default thereunder would materially and adversely effect the performance of the Borrower of its obligations under, or the validity and enforceability of, any Loan Document to which it is party, and the execution and delivery by Borrower of the Loan Documents will not result in any violation of any such mortgage, instrument or agreement to which Borrower is a party or by which its property is bound.

      1.5. The execution, delivery and performance by the Borrower of the Loan Documents do not conflict with any term or provisions of any other agreement to which Borrower is a party or with any term or provision of Borrower's charter or by-laws, or any law, rule, regulation, order, judgment, writ, injunction or decree applicable to Borrower of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Borrower, which conflict, in each case, would materially and adversely effect the performance of the Borrower of its obligations under, or the validity and enforceability of, any Loan Document to which it is party.

     1.6. No consent, approval, authorization or order of, registration or filing with, or notice to any governmental authority or court is required under applicable law in connection with the execution, delivery and performance by Borrower of the Loan Documents, except for (i) any consent, approval, authorization, order, registration, filing or notice which has been obtained, given, or made and is in full force and effect, (ii) any consent, approval, authorization, order, registration, filing, or notice, the failure to obtain, give or make would not materially and adversely effect the performance of the Borrower of its obligations under, or the validity and enforceability of, any Loan Document to which it is party, and (iii) any filing as is necessary to perfect any lien of the Bank created under the Loan Documents.

     1.7. There is no action, proceeding or investigation pending or threatened against Borrower before any court, administrative agency or other tribunal (i) seeking to prevent the consummation of any of the transactions contemplated by any of the Loan Documents, or (ii) which is likely to materially and adversely affect the performance by Borrower of its obligations under, or the validity or enforceability of, any of the Loan Documents.

     1.8. The Guarantor has furnished the Bank with its consolidated financial statements for the fiscal year ending December 31, 1995 audited and certified by KPMG Peat Marwick LLP. All such financial statements were prepared in accordance with generally accepted accounting principles, consistently applied, and fairly presents the financial position of the Guarantor and its direct and indirect subsidiaries for such periods.

     1.9. No portion of any loan from the Bank to the Borrower is to be used for the purpose of purchasing or carrying any margin stock as such terms are used in Regulations U and X of the Board of Governors of the Federal Reserve System.

ARTICLE 2. - COVENANTS.

     2.1. CFC shall not, and the Borrower shall cause CFC to not, amend CFC's Certificate of Incorporation or By-laws without the prior written consent of the Bank.

     2.2. CFC shall not, and the Borrower shall cause CFC to not, issue any shares of capital stock or rights, warrants or options in respect of capital stock or securities convertible into or exchangeable for capital stock, other than the shares of common stock which have pledged (or will be pledged promptly upon issuance) to the Bank pursuant to a Stock Pledge Agreement of even date.

     2.3. Borrower shall comply, and shall cause its subsidiaries to comply, in all material respects with all laws, rules, regulations and agreements to which it is or may be subject.

     2.4. Borrower shall not engage in any business other than as a consumer and mortgage finance lender and servicer.

     2.5. The Borrower does not, and shall not, have any indebtedness with the exceptions of

            2.5.1   any indebtedness to the Bank;

            2.5.2 the indebtedness (if any) listed on EXHIBIT A, annexed hereto;

            2.5.3. indebtedness incurred in the normal course of the Borrower's business in an amount not to exceed $5,000,000.00 at any time outstanding;

            2.5.4. intercompany indebtedness existing as of the date hereof amongst the Borrower, any of its subsidiaries and the Guarantor;

            2.5.5. intercompany indebtedness hereafter arising amongst the Borrower, any of its subsidiaries and the Guarantor in an amount (together with any guaranties described in Paragraph 2.7(e) hereof) not to exceed $1,000,000.00 in the aggregate;


            2.5.6. indebtedness to Greenwich Capital Financial Products Inc. ("Greenwich") in an amount not to exceed $10,000,000.00; provided that the instruments, documents, and agreements evidencing the arrangement between the Borrower and Greenwich shall be satisfactory in form and substance to the Bank (such approval not to be unreasonably withheld); and provided further that Greenwich shall have executed and delivered to the Bank an Intercreditor Agreement substantially in the form of Schedule 1 hereto; and

            2.5.7. purchase money indebtedness and capital leases not to exceed $100,000.00 in the aggregate at any time outstanding.

      2.6. The Borrower shall, and shall cause its subsidiaries to, pay or cause to be paid all taxes, assessments or governmental charges on or against it prior to the time when they become due, other than any tax, assessment or governmental charge which is being contested in good faith and by appropriate proceedings and as to which no lien has been filed against the Borrower or any of its assets.

      2.7. Borrower shall not guarantee, endorse, or otherwise in any way become or be responsible for any obligations of any other person, entity or affiliate, including without limitation, whether directly or indirectly by agreement to purchase the indebtedness of any other person or through the purchase of goods, supplies or services, or maintenance of working capital or other balance sheet covenants or conditions, or by way of stock purchase, capital contributions, advance or loan for the purposes of paying or discharging any indebtedness or obligation of such other person or otherwise other than:

            2.7.1. contingent obligations (if any) listed on EXHIBIT B annexed hereto;

            2.7.2. guarantees of obligations to third parties in connection with the relocation of employees of the Borrower not to exceed $100,000.00 in the aggregate;

            2.7.3. endorsements of instruments for deposit or collection in the ordinary course of business;

            2.7.4. intercompany guaranties existing as of the date hereof from the Borrower of indebtedness of any of its subsidiaries or the Guarantor; and

            2.7.5. guaranties hereafter executed by the Borrower of indebtedness of any of its subsidiaries or the Guarantor in an amount (together with any indebtedness described in Paragraph 2.5(e) hereof) not to exceed $1,000,000.00 in the aggregate.


      2.8. The Borrower is, and shall hereafter remain, the owner of all of the Borrower's properties and assets free and clear of all liens, encumbrances, attachments, security interests, purchase money security interests, mortgages, and charges with the exceptions of

            2.8.1.  security and mortgage interests granted to the Bank;

            2.8.2. the security interests and other encumbrances (if any) listed on EXHIBIT C, annexed hereto;

            2.8.3. pledges or deposits in connection with workmen's compensation, unemployment insurance and other social security legislation;

            2.8.4. deposits to secure the performance of bids, trade or government contracts, leases, licenses, statutory obligations, surety and appeal bonds and other obligations of a like nature incurred in the ordinary course of business;

            2.8.5. liens for any tax, assessment or governmental charge not yet delinquent;

            2.8.6. carriers', warehousemens', mechanics, landlords', materialmens', repairmens' or other like liens arising in the ordinary course of business with respect to obligations which are not yet due or which are bonded;

            2.8.7. purchase money liens and liens with respect to capital leases not to exceed $100,000.00 in the aggregate at any time outstanding; provided that such liens shall extend only to the assets acquired and not to any other property; and

            2.8.8. liens in favor of Greenwich in an amount not to exceed $10,000,000.00; provided that the instruments, documents, and agreements evidencing the arrangement between the Borrower and Greenwich shall be satisfactory in form and substance to the Bank (such approval not to be unreasonably withheld); and provided further that Greenwich shall have executed and delivered to the Bank an Intercreditor Agreement substantially in the form of Schedule 1 hereto.

      2.9.  (a)  CFC does not have, and shall not incur, any indebtedness.

            (b) CFC is, and shall hereafter remain, the owner of all of its properties and assets free and clear of all liens, encumbrances, attachments, security interest, purchase money security interests, mortgages and charges.

            (c) CFC's sole business is, and shall consist of, the holding of Residual Interests and I/O Interests (as each of those terms is defined in a certain Pledge Agreement of even date executed by the Borrower in favor of the
Bank).

            (d) The Borrower shall not transfer to, and CFC shall not obtain or acquire, title to any Residual Interests and I/O Interests other than those owned by CFC as of the date of this Agreement.


      2.10. The Borrower shall not

           2.10.1 pay any dividend, other than a common stock dividend of the Borrower's own capital stock; provided, however, that until the occurrence of an Event of Default under the Loan Documents, the Borrower shall be permitted to pay dividends to the Guarantor in an amount equal to (i) the amounts required for the Guarantor to pay franchise taxes and other fees required to maintain its corporate existence and costs relating to the transaction evidenced by the Loan Documents and to provide for operating costs not to exceed $500,000.00 in any calendar year; and (ii) the amounts required for the Guarantor to pay federal, state and local income taxes to the extent that such taxes are attributable to the income of the Borrower.

           2.10.2.  own or acquire any of the Borrower's capital stock;

           2.10.3. invest in or purchase any securities of any other entity, other than those entities listed on EXHIBIT D, annexed hereto;

           2.10.4. merge or consolidate or be merged or consolidated with or into any other entity;

           2.10.5. consolidate any of the Borrower's operations with those of any other entity; or

           2.10.6. organize any subsidiary or other affiliated entity, other than those entities listed on EXHIBIT D, annexed hereto; or

           2.10.7. make any loans or advances to any person or entity, other than (i) travel and entertainment advances and relocation and other loans to officers and employees of the Borrower not to exceed $250,000.00 in the aggregate outstanding at any one time; and (ii) those loans and advances set forth on EXHIBIT E, annexed hereto.

      2.11. The Borrower is a limited partner of Industry Mortgage Corporation ("IMC") and holds a nine (9%) percent interest therein. Upon the consummation of the initial public offering for IMC and the conversion of the Borrower's limited partnership interest into stock of IMC or any successor thereto, subject to the following sentence, the Borrower shall pledge to the Bank its entire interest in IMC as further collateral for the Borrower's obligations. Notwithstanding the foregoing, the Borrower shall be obligated to pledge such interest only to the extent that the pledge is permitted by the terms of any agreement pursuant to which the initial public offering is made (or if restricted thereby, upon the termination of any such restriction); the Borrower shall, however, use its reasonable efforts to cause such agreements to permit the pledge of such interests to the Bank hereunder.

ARTICLE 3. - FINANCIAL REPORTING.

     3.1. The Borrower shall at all times keep proper books of account, in which full, true, and accurate entries shall be made of all of the Borrower's transactions, all in accordance with GAAP.

      3.2. (a) The Borrower shall, upon reasonable notice and during normal business hours, provide access to the Bank as the Bank may require to all properties owned by or over which the Borrower has control.

      3.3. The Borrower will permit the Bank, upon reasonable notice during normal business hours, at the Borrower's expense, to examine and inspect all of the Borrower's properties, and to examine, inspect, copy, and make extracts from any and all of the Borrower's books and records.

      3.4. The Borrower authorizes the Bank from time to time, upon reasonable notice, to meet with the Borrower's accountants, and business consultants, and/or any other person providing professional services to the Borrower respectively to review and to discuss the Borrower's financial condition and operations.

      3.5. (a) The Borrower shall provide, or cause to be provided to, the Bank with such financial information concerning the Borrower, the Guarantor, CFC and/or CMCL as the Bank may reasonably request. Without limiting the generality of the foregoing, the Borrower shall provide, or cause to be provided to, the Bank with the following:

      Monthly, within fifteen (15) days following the end of the previous month, an internally prepared management report substantially in the form previously submitted to the Bank;

      Quarterly, within forty-five (45) days following the end of the previous quarter, an internally prepared consolidated and consolidating financial statement of the Guarantor's and its subsidiaries' financial condition at, and the results of its operations for, the previous quarter, which financial statement shall include, at a minimum, a balance sheet, income statement, and statement of cash flow;

      Annually, within ninety (90) days following the end of the Guarantor's fiscal year (commencing with the fiscal year ending December 31, 1996), an original signed counterpart of the Guarantor's annual financial statement, which statement shall have been prepared on a consolidated and consolidating basis by, and bear the unqualified opinion of, the Guarantor's independent certified public accountants.

      3.6. Borrower shall deliver, or cause to be delivered, to the Bank; (1) with respect to each pool of mortgage loans underlying any collateral granted to the Bank by the Borrower; (i) any report relating to such pool, including without limitation, any trustee's report; (ii) any notice of transfer of servicing; (iii) monthly reports detailing the delinquency, loss, prepayment and foreclosure experience of each such pool; (iv) any public document filed with any regulatory body or agency; and (v) any other such document or information as the Bank may reasonably request from time to time; and (2) all reports, notices and other information regarding CFC listed in (1) above with regard to any pool of mortgage loans underlying any assets of CFC; and (3) all reports, notices and other information regarding CMCL listed in (1) above with regard to any pool of mortgage loans underlying any assets of CMCL in which the Borrower has been granted a security interest to secure intercompany indebtedness due to the Borrower by CMCL (which security interest and intercompany note has been collaterally assigned to the Bank by the Borrower).

      3.7. Borrower, Guarantor and CFC shall each, promptly upon filing, deliver to the Bank copies of all public filings made by Borrower, the Guarantor, or CFC with the Securities and Exchange Commission or any governmental authority succeeding to any of its functions.

ARTICLE 4. - GENERAL.

      4.1. This Agreement shall be binding upon the Borrower, the Guarantor, CFC and their respective successors and assigns and shall ensure to the benefit of the Bank and the Bank's successors and assigns.

      4.2. Any determination that any provision of this Agreement or any application thereof is invalid, illegal, or unenforceable in any respect in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality, or enforceability of any other provision of this Agreement.

      4.3. No failure or delay by the Bank in exercising any right or enforcing any obligation of the Borrower, Guarantor, CFC, or CMCL hereunder shall operate as a waiver thereof.

      4.4. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts.

      4.5. This Agreement may be executed in any number of counterparts, each of which together shall constitute one entire agreement.


ATTEST:                                   CITYSCAPE CORP.
                                                                      (Borrower)

______________________________            By:___________________________

                                          Print Name:___________________

                                          Title:________________________

ATTEST:                                   CITYSCAPE FINANCIAL CORP.
                                                                     (Guarantor)

______________________________            By:___________________________

                                          Print Name:___________________

                                          Title:________________________


ATTEST:                                   CITYSCAPE FUNDING CORP.
                                                                           (CFC)

______________________________            By:___________________________

                                          Print Name:___________________

                                          Title:________________________


AGREED:

THE FIRST NATIONAL BANK OF BOSTON


By:______________________________

Print Name:______________________

Title:___________________________

                                    EXHIBITS

_____The following Exhibits to this Agreement are respectively described in the section indicated. those Exhibits in which no information has been inserted shall be deemed to read "NONE".



EXHIBIT A:     Indebtedness

EXHIBIT B:     Contingent Obligations

EXHIBIT C:     Encumbrances

EXHIBIT D:     Investments

EXHIBIT E:     Loans

The First National Bank of Boston
April 11, 1996
Page 1



                                              April 11, 1996




The First National Bank of Boston
100 Federal Street
Boston, Massachusetts 02110

      Attention:  Diversified Finance


Gentlemen:

      The undersigned, Cityscape Corp., a New York corporation (the "Borrower"), is this day entering into a loan arrangement with The First National Bank of Boston (the "Bank") pursuant to which the Bank is making a loan to the Borrower in the principal amount of $30,000,000.00 (the "Loan"). The Borrower had agreed to pay the Bank an Advisory Fee of $675,000.00 in connection with the Loan. However, the Borrower has advised the Bank that the Borrower anticipates that the Loan will be repaid substantially prior to its scheduled maturity and has requested that the Bank defer and/or waive a portion of the Advisory Fee (which the Bank is willing to do).

      In anticipation of the closing of the Loan, the Bank made an advance (the "Bridge Loan") to the Borrower on March 28, 1996 in the sum of $4,000,000.00. The Bridge Loan will be repaid by the Loan. At the time of the closing of the Bridge Loan, the Borrower paid the Bank an Advisory Fee in the sum of $575,000.00 (which fee will reduce the Advisory Fee payable in connection with the Loan). Accordingly, the balance of the Advisory Fee due in connection with the Loan is $100,000.00.

      While the Promissory Note executed by the Borrower in favor of the Bank in connection with the Loan reflects that the Note matures on December 31, 1996, the Borrower has advised the Bank that the Borrower anticipates that the Loan will be repaid in full on or before May 31, 1996. If the Loan has been fully and unconditionally paid in full by that date, the Bank will waive the payment of the balance of the Advisory Fee. However, the Borrower agrees that if its obligations to the Bank under the Loan have not been fully and unconditionally paid in full by May 31, 1996, the Borrower shall pay to the Bank on that date the balance of the Advisory Fee in the sum of $100,000.00. The failure of the Borrower to make such payment on that date shall constitute an Event of Default under the terms of the Borrower's Promissory Note and other loan documents and the Bank shall be entitled to exercise all rights and remedies upon default on account hereof.

      If the foregoing correctly sets forth our understanding, please indicate your assent below.

      This is intended to take effect as a sealed instrument.

                                          CITYSCAPE CORP.

                                          By: ____________________________

                                          Name: __________________________

                                          Title: _________________________


AGREED:

THE FIRST NATIONAL BANK OF BOSTON

By: ____________________________

Name: __________________________

Title: _________________________

                                PLEDGE AGREEMENT


      This PLEDGE AGREEMENT is made as of this 11th day of April, 1996, between Cityscape Corp. (the "Pledgor"), and THE FIRST NATIONAL BANK OF BOSTON (the "Bank").

      WHEREAS, the Pledgor has entered into a loan arrangement with the Bank evidenced by a Commercial Promissory Note of even date (the "Note") in the original principal amount of $30,000,000.00, pursuant to which the Bank, subject to the terms and conditions contained therein, is to make loans or otherwise to extend credit to the Pledgor; and

      WHEREAS, it is a condition precedent to the Bank's making any loans or otherwise extending credit to the Pledgor that the Pledgor execute and deliver to the Bank a pledge agreement in substantially the form hereof; and

      WHEREAS, the Pledgor wishes to grant pledges, assignments and security interests in favor of the Bank as herein provided;

      NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1.    Collateral.

            The Pledgor hereby pledges, assigns, grants a security interest in, and delivers to the Bank the following collateral:

            All Residual Interests and I/O Interests now owned or hereafter acquired and all proceeds thereof together with all necessary instruments of assignment executed in blank, endorsements, instructions to or approvals by brokers or other financial intermediaries or other book-entry custodians or other instructions or confirmations as may have been requested by the Bank as necessary or appropriate for the Bank's security interest in such collateral to attach, become perfected, achieve priority over competing claimants and otherwise be preserved.


      2. Definitions. All capitalized terms used herein without definition shall have the respective meanings provided therefor in the Note. Terms used herein and not defined in the Note or otherwise defined herein that are defined in the Uniform Commercial Code as from time to time in effect in the Commonwealth of Massachusetts have such defined meanings herein, unless the context otherwise indicates or requires, and the following additional terms shall have the following meanings:

      Collateral: The property at any time assigned or pledged to the Bank hereunder (whether described herein or not) and all income therefrom, increases therein and proceeds thereof.

      I/O Interests: The certificate or certificates representing the interest-only interest or interests of one or more securitized mortgage pools originated by the Pledgor, which pools have been sold in a public offering or private placement securitization; provided that I/O Interests shall not include interest-only interests held by City Funding Corporation.

      Residual Interests: The certificate or certificates representing the residual interests in one or more securitized mortgage pools originated by the Pledgor, which pools have been sold in a public offering or private placement securitization; provided that Residual Interests shall not include residual interests held by City Funding Corporation.


      ss.3.   Security  for   Obligations.   This  Agreement  and  the  security
interest in and assignment and pledge of the Collateral hereunder are made with and granted to the Bank as security for the payment and performance in full of all the Obligations.

      ss.4.   Interest, Dividends, Etc.

            Any sums or other property paid or distributed upon or with respect to any of the Collateral, whether by dividend, interest or redemption or upon the liquidation or dissolution of the issuer thereof or otherwise, shall be paid over and delivered to the Bank to be applied by the Bank toward the Obligations in such order and manner as provided in ss.6 hereof.

      ss.5. Warranty of Title; Authority. The Pledgor hereby represents and warrants that: (a) the Pledgor has good and marketable title to the Collateral described in ss.1, subject to no pledges, liens, security interests, charges, options, restrictions or other encumbrances or other adverse claims except the pledge, assignment and security interest created by this Agreement, (b) the Pledgor has full power, authority and legal right to execute, deliver and perform its obligations under this Agreement and to pledge, assign and grant a security interest in all of the Collateral pursuant to this Agreement, and (c) the execution, delivery and performance hereof and the pledge and assignment of and granting of a security interest in the Collateral hereunder have been duly authorized by all necessary corporate or other action of the Pledgor and do not contravene any law, rule or regulation or any provision of the Pledgor's charter documents or by-laws or other governing documents or of any judgment, decree or order of any tribunal or of any agreement or instrument to which the Pledgor is a party or by which the Pledgor or any of the Pledgor's property is bound or affected or constitute a default thereunder. The Pledgor covenants that the Pledgor will defend the Bank's rights and security interest in the Collateral created and existing in accordance with the terms hereof against the claims and demands of all persons whomsoever (other than against any lien in favor of Greenwich Capital Financial Products, Inc. which is permitted under the documents evidencing the Obligations). The Pledgor further covenants that the Pledgor will have the like title to and right to pledge and assign and grant a security interest in the Collateral hereafter pledged or assigned or in which a security interest is granted to the Bank hereunder and will likewise defend the Bank's rights, pledge, assignment and security interest thereof and therein.

      ss.6.   Remedies.

            (a) If an Event of Default shall have occurred and be continuing, the Bank shall thereafter have the following rights and remedies (to the extent permitted by applicable law) in addition to the rights and remedies of a secured party under the Uniform Commercial Code of Massachusetts, all such rights and remedies being cumulative, not exclusive, and enforceable alternatively, successively or concurrently, at such time or times as the Bank deems expedient:

                  (i) the Bank may demand, sue for, collect or make any compromise or settlement the Bank deems reasonable in respect of any of the Collateral;

                  (ii) the Bank may sell, resell, assign and deliver or otherwise dispose of any or all of the Collateral, for cash or credit or both and upon such terms at such place or places, at such time or times and to such entities or other persons as the Bank thinks reasonable, all without demand for performance by the Pledgor or any notice or advertisement whatsoever except as expressly provided herein or as may otherwise be required by law;

                (iii) the Bank may cause all or any part of the Collateral held by it to be transferred into its name or the name of its nominee or nominees and, for such purpose, without limitation upon any other rights or remedies available to the Bank, may give instructions to such effect to any issuer of any of the Collateral or any broker or other financial intermediary or book-entry custodian in possession of any of the Collateral or upon whose books any of the Collateral is then registered; and

                  (iv) the Bank may, regardless of the adequacy of any other collateral held by the Bank, set off or otherwise apply against any of the Obligations any and all sums deposited with it or held by it.

            (b) In the event of any disposition of any of the Collateral as provided in clause (ii) of ss.6(a), the Bank shall give to the Pledgor at least five Business Days prior written notice of the time and place of any public sale of such Collateral or of the time after which any private sale or any other intended disposition is to be made. The Pledgor hereby acknowledges that five Business Days prior written notice of such sale or other disposition shall be reasonable notice. The Bank may enforce its rights hereunder without any other notice and without compliance with any other condition precedent now or hereunder imposed by statute, rule of law or otherwise (all of which are hereby expressly waived by the Pledgor, to the fullest extent permitted by law). The Bank may buy any part or all of the Collateral at any public sale and if any part or all of the

Collateral is of a type customarily sold in a recognized market or is of the type which is the subject of widely-distributed standard price quotations, the Bank may buy at private sale and may make payments thereof by any means.

            (c) The Bank may apply the cash proceeds actually received from any sale or other disposition or collection of any of the Collateral to the reasonable expenses of retaking, holding, preparing for sale, selling and the like, to reasonable attorneys' fees, travel and all other expenses which may be incurred by the Bank in attempting to collect any of the Obligations or to enforce this Agreement or in the prosecution or defense of any action or proceeding related to the subject matter of this Agreement, and then to the Obligations in such order or preference as the Bank may determine after proper allowance for any Obligations not then due. Only after such applications and the Obligations have been paid in full in cash, and after payment by the Bank of any amount required by ss.9-504(1)(c) of the Uniform Commercial Code of the Commonwealth of Massachusetts, need the Bank account to the Pledgor for any surplus. To the extent that any of the Obligations are to be paid or performed by a person other than the Pledgor, the Pledgor waives and agrees not to assert any rights or privileges which it may have under ss.9-112 of the Uniform Commercial Code of the Commonwealth of Massachusetts.

      ss.7. Marshalling. The Bank shall not be required to marshal any present or future collateral security for (including but not limited to this Agreement and the Collateral), or other assurances of payment of, the Obligations or any of them, or to resort to such collateral security or other assurances of payment in any particular order. All of the Bank's rights and remedies hereunder and in respect of such security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising. To the extent that the Pledgor lawfully may, the Pledgor hereby agrees that the Pledgor will not invoke any law relating to the marshalling of collateral that might cause delay in or impede the enforcement of the Bank's rights under this Agreement or under any other instrument evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and to the extent that it lawfully may the Pledgor hereby irrevocably waives the benefits of all such laws.

      ss.8. Pledgor's Obligations Not Affected. The obligations of the Pledgor hereunder shall remain in full force and effect without regard to, and shall not be impaired by, (a) any exercise or nonexercise, or any waiver, by the Bank of any right, remedy, power or privilege under or in respect of any of the Obligations or any collateral security therefor (including this Agreement); (b) any amendment to or modification of any of the other loan documents or any of the Obligations; (c) any amendment to or modification of any instrument (other than this Agreement) securing any of the Obligations; or (d) the taking of additional security for, or any other assurances of payment of, any of the Obligations or the release or discharge or termination of any security or other assurances of payment or performance for any of the Obligations; whether or not the Pledgor shall have notice or knowledge of any of the foregoing.

      ss.9.   Transfer,  Etc. by Pledgor.  Without the prior written  consent of the Bank, the Pledgor will not sell, assign, transfer or otherwise dispose of, grant any option with respect to, or pledge or grant any security interest in or otherwise encumber or restrict any of the Collateral or any interest therein, except for the pledge and assignment thereof and security interest therein provided for in this Agreement.

      ss.10. Further Assurances. The Pledgor will do all such acts, and will furnish to the Bank all such financing statements, certificates, legal opinions and other documents and will obtain all such governmental consents and corporate or other approvals and will do or cause to be done all such other things as the Bank may reasonably request from time to time in order to give full effect to this Agreement and to secure, preserve and protect the rights of the Bank hereunder, all without any cost or expense to the Bank. If the Bank so elects, a photocopy of this Agreement may at any time and from time to time be transmitted to any issuer of any of the Collateral or any broker or other financial intermediary or book-entry custodian in possession of any of the Collateral or on whose books any of the Collateral is registered or be filed by the Bank as a financing statement in any recording office in any jurisdiction.

      ss.11. Bank's Exoneration. Under no circumstances shall the Bank be deemed to assume any responsibility for or obligation or duty with respect to any part or all of the Collateral or any nature or kind or any matter or proceedings arising out of or relating thereto, other than (a) to exercise reasonable care in the physical custody of the Collateral and (b) after an Event of Default shall have occurred and be continuing to act in a commercially reasonable manner. The Bank shall not be required to take any action of any kind to collect, preserve or protect its or the Pledgor's rights in any of the Collateral or against other parties thereto. The Bank's prior recourse to any part or all of the Collateral shall not constitute a condition of any demand, suit or proceeding for payment or collection of any of the Obligations.

      ss.12. No Waiver, Etc. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated except by a written instrument expressly referring to this Agreement and to the provisions so modified or limited, and executed by the party to be charged. No act, failure or delay by the Bank shall constitute a waiver of its rights and remedies hereunder or otherwise. No single or partial waiver by the Bank of any default or right or remedy that it may have shall operate as a waiver of any other default, right or remedy or of the same default, right or remedy on a future occasion. The Pledgor hereby waives acceptance and notice of acceptance of this Agreement and presentment, notice of dishonor and protest of all instruments, included in or evidencing any of the Obligations or any of the Collateral, and any and all other notices and demands whatsoever.

      ss.13. Notice, Etc. All notices, requests and other communications hereunder shall be made, if to the Pledgor, at the Pledgor's address on the signature page hereof or at such other address as the Pledgor may have provided to the Bank by like notice.

      ss.14. Termination. Upon final payment and performance in full in cash of all of the Obligations, this Agreement shall terminate and the Bank shall, at the Pledgor's request and expense, return such Collateral in the possession or control of the Bank as has not theretofore been disposed of pursuant to the provisions hereof, together with any moneys and other property at the time held by the Bank hereunder.

      ss.15. Overdue Amounts. Until paid, all amounts due and payable by the Pledgor hereunder shall be a debt secured by the Collateral and shall bear, whether before or after judgment, interest at the rate of interest for overdue principal set forth in the Note.

      ss.16. Governing Law; Consent to Jurisdiction. THIS AGREEMENT IS INTENDED TO TAKE EFFECT AS A SEALED INSTRUMENT AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS. The Pledgor agrees that any suit for the enforcement of this Agreement may be brought in the courts of the Commonwealth of Massachusetts or any federal court sitting therein and consents to the non-exclusive jurisdiction of such court and to service of process in any such suit being made upon the Pledgor by mail at the address referred to in ss.13. The Pledgor hereby waives any objection that the Pledgor may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient court.

      ss.17. Waiver of Jury Trial. EACH PARTY HERETO WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF ANY SUCH RIGHTS OR OBLIGATIONS. Except as prohibited by law, each party hereto waives any right which it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. The Pledgor (a) certifies that neither the Bank nor any representative, agent or attorney of the Bank, has represented, expressly or otherwise, that the Bank would not, in the event of litigation, seek to enforce the foregoing waivers and (b) acknowledges that, in entering into the other loan documents to which the Bank is a party, the Bank is relying upon, among other things, the waivers and certifications contained in this ss.17.

      ss.18. Miscellaneous. The headings of each section of this Agreement are for convenience only and shall not define or limit the provisions thereof. This Agreement and all rights and obligations hereunder shall be binding upon the Pledgor and the Pledgor's respective successors and assigns, and shall inure to the benefit of the Bank and its successors and assigns. If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall be in no way affected thereby, and this Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein. The Pledgor acknowledges receipt of a copy of this Agreement.

      IN WITNESS WHEREOF, intending to be legally bound, the Pledgor and the Bank have caused this Agreement to be executed as of the date first above written.

                                          Cityscape Corp.


                                          By:___________________________

                                          Title:________________________

                                          Address:______________________

                                          ______________________________


                                          THE FIRST NATIONAL BANK OF BOSTON


                                          By:___________________________

                                          Title:________________________

                             STOCK PLEDGE AGREEMENT


     This STOCK PLEDGE AGREEMENT is made as of this 11th day of April, 1996, by and between Cityscape Corp. (the "Pledgor"), and The First National Bank of Boston, a national banking association (the "Bank").

     WHEREAS, the Pledgor is the direct or indirect legal and beneficial owner of the issued and outstanding shares of the capital stock of the corporations described on Annex A (the "Companies"); and

     WHEREAS, the Pledgor has entered into a loan arrangement dated as of the date hereof, with the Bank, pursuant to which the Bank, subject to the terms and conditions contained therein, is to make loans or otherwise to extend credit to the Pledgor, the proceeds of which will directly benefit the Pledgor and its business operations; and

     WHEREAS, it is a condition precedent to the Bank's making any loans or otherwise extending credit to the Pledgor that the Pledgor execute and deliver to the Bank a pledge agreement in substantially the form hereof to secure the Obligations; and

     WHEREAS, the Pledgor wishes to grant pledges and security interests in favor of the Bank as herein provided;

     NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      ss.1.   Pledge of Stock, Etc.

     The Pledgor hereby pledges, assigns, grants a security interest in, and delivers to the Bank, all of the shares of capital stock described on Annex A hereto, subject to the terms and conditions hereinafter set forth. The certificates for such shares, accompanied by stock powers or other appropriate instruments of assignment thereof duly executed in blank by the Pledgor, have been delivered to the ContiTrade Services Corporation ("CSC") as bailee for the Bank (in such capacity, the "Bailee").

     ss.2. Definitions. The term "Obligations" shall have the meaning provided therefor in the Pledgor's Commercial Promissory Note of even date in the principal sum of $30,000,000.00 (the "Note") and shall also include the Pledgor's obligations hereunder. All other capitalized terms used herein without definition shall have the respective meanings provided therefor in the Note. Terms used herein and not defined in the Note or otherwise defined herein that are defined in the Uniform Commercial Code as from time to time in effect in the Commonwealth of Massachusetts have such defined meanings herein, unless the context otherwise indicated or requires, and the following terms shall have the following meanings:


     Stock. The shares of stock described in Annex A attached hereto and any additional shares of stock at any time pledged to the Bank hereunder.

     Stock Collateral. The property at any time pledged to the Bank hereunder (whether described herein or not) and all products, proceeds, substitutions, additions, interest, dividends, stock-splits, income and other distributions therefrom, but excluding from the definition of "Stock Collateral" any income, increases or proceeds received by the Pledgor to the extent expressly permitted by ss.6.


     ss.3. Security for Obligations. This Agreement and the security interest in and pledge of the Stock Collateral hereunder are made with and granted to the Bank as security for the payment and performance in full of all the Obligations.

     ss.4. Liquidation, Recapitalization, Etc.

     Any sums or other property paid or distributed upon or with respect to any of the Stock, whether by dividend, stock-split or redemption or upon the liquidation or dissolution of the issuer thereof or otherwise, shall be paid over and delivered to the Bank to be applied by the Bank toward the Obligations in accordance with the provisions of ss.6 hereof. In case, pursuant to the recapitalization or reclassification of the capital of the issuer thereof or pursuant to the reorganization thereof, any distribution of capital shall be made on or in respect of any of the Stock or any property shall be distributed upon or with respect to any of the Stock, the property so distributed shall be delivered to the Bank to be held by it as security for the Obligations. Except to the limited extent provided in ss.6, all sums of money and property paid or distributed in respect of the Stock, whether as a dividend or upon such a liquidation, dissolution, recapitalization or reclassification or otherwise, that are received by the Pledgor shall, until paid or delivered to the Bank, be held in trust for the Bank as security for the payment and performance in full of all of the Obligations.

     ss.5. Warranty of Title; Authority. (a) The Pledgor hereby represents and warrants that: (i) the Pledgor has good and marketable title to the Stock described in ss.1, subject to no pledges, liens, security interests, charges, options, restrictions or other encumbrances except (A) the pledge and security interest created by this Agreement, (B) a pledge and security interest in favor of CSC and (C) securities laws restrictions imposed on the Stock, (ii) the Pledgor has full power, authority and legal right to execute, deliver and perform its obligations under this Agreement and to pledge and grant a security interest in all of the Stock Collateral pursuant to this Agreement, and the execution, delivery and performance hereof and the pledge of and granting of a security interest in the Stock Collateral hereunder and does not contravene any judgment, decree or order of any tribunal or of any agreement or instrument to which the Pledgor is a party or by which it or any of its property is bound or affected or constitute a default thereunder, and (iii) the information set forth in Annex A attached hereto relating to the Stock is true, correct and complete in all respects. The Pledgor covenants that it will defend the Bank's rights and security interest in such Stock Collateral created and existing in accordance with the terms hereof against the claims and demands of all persons whomsoever, but subject to the security interest of CSC described above. The Pledgor further covenants that it will have the like title to and right to pledge and grant a security interest in the Stock Collateral hereafter pledged or in which a security interest is granted to the Bank hereunder and will likewise defend the Bank's rights, pledge and security interest thereof and therein.

     (b) Notwithstanding the foregoing or any other provision of this Agreement, the Bank acknowledges that the Stock has been previously pledged to and is subject to the lien of CSC and the Bank's rights with respect to the Stock and the Stock Collateral are subject to the rights of CSC as set forth in a certain Intercreditor Agreement to be entered into between CSC and the Bank.

     ss.6. Dividends, Voting, Etc., Prior to Maturity. So long as no Event of Default shall have occurred and be continuing, the Pledgor shall be entitled to vote the Stock and to give consents, waivers and ratifications in respect of the Stock; provided, however, that no vote shall be cast or consent waiver or ratification given by the Pledgor if the effect thereof would impair any of the Stock Collateral or be inconsistent with or result in any violation of any of the provisions of the Note or any of the other loan documents. All such rights of the Pledgor to vote and give consents, waivers and ratifications with respect to the Stock shall, at the Bank's option, as evidenced by the Bank's notifying the Pledgor of such election, cease in case an Event of Default shall have occurred and be continuing.

      ss.7.   Remedies

      (a) If an Event of Default shall have occurred and be continuing, the Bank shall have the following rights and remedies (to the extent permitted by applicable law) in addition to the rights and remedies of a secured party under the Uniform Commercial Code of Massachusetts, all such rights and remedies being cumulative, not exclusive, and enforceable alternatively, successively or concurrently, at such time or times as the Bank deems expedient:

            (i) if the Bank so elects and gives  notice of such  election to the
      Pledgor, the Bank may vote any or all shares of the Stock (whether or not the same shall have been transferred into its name or the name of its nominee or nominees) for any lawful purpose, including, without limitation, if the Bank so elects, for the liquidation of the assets of the issuer thereof, and give all consents, waivers and ratifications in respect of the Stock and otherwise act with respect thereto as though it were the outright owner thereof (the Pledgor hereby irrevocably constituting and appointing the Bank the proxy and attorney-in-fact of the Pledgor, with full power of substitution, to do so);

            (ii) the Bank may demand, sue for, collect or make any compromise or settlement the Bank deems reasonable in respect of any Stock Collateral;

            (iii) the Bank may sell, resell, assign and deliver, or otherwise dispose of any or all of the Stock Collateral, for cash or credit or both and upon such terms at such place or places, at such time or times and to such entities or other persons as the Bank thinks reasonable, all without demand for performance by the Pledgor or any notice or advertisement whatsoever except as expressly provided herein or as may otherwise be required by law;

            (iv) the Bank may cause all or any part of the Stock held by it to be transferred into its name or the name of its nominee or nominees; and

            (v) the Bank may regardless of the adequacy of any other collateral held by the Bank, set off against the Obligations any and all sums deposited with it or held by it.

      (b) In the event of any disposition of the Stock Collateral as provided in clause (iii) of ss.7(a), the Bank shall give to the Pledgor at least five Business Days prior written notice of the time and place of any public sale of the Stock Collateral or of the time after which any private sale or any other intended disposition is to be made. The Pledgor hereby acknowledges that five Business Days prior written notice of such sale or sales shall be reasonable notice. The Bank may enforce its rights hereunder without any other notice and without compliance with any other condition precedent now or hereunder imposed by statute, rule of law or otherwise (all of which are hereby expressly waived by the Pledgor, to the fullest extent permitted by law). The Bank may buy any part or all of the Stock Collateral at any public sale and if any part or all of the Stock Collateral is of a type customarily sold in a recognized market or is of the type which is the subject of widely-distributed standard price quotations, the Bank may buy at private sale and may make payments thereof by any means. The Bank may apply the cash proceeds actually received from any sale or other disposition to the reasonable expenses of retaking, holding, preparing for sale, selling and the like, to reasonable attorneys fees, travel and all other expenses which may be incurred by the Bank in attempting to collect the Obligations or to enforce this Agreement or in the prosecution or defense of any action or proceeding related to the subject matter of this Agreement, and then to the Obligations in the order set forth in such order or preference as the Bank may determine after proper allowance for Obligations not then due. Only after such applications, and after payment by the Bank of any amount required by ss.9-504(1)(c)
of the Uniform Commercial Code of the Commonwealth of Massachusetts, need the Bank account to the Pledgor for any surplus. To the extent that any of the Obligations are to be paid or performed by a person other than the Pledgor, the Pledgor waives and agrees not to assert any rights or privileges which it may have under ss.9-112 of the Uniform Commercial Code of the Commonwealth of Massachusetts.

      (c) If the Bank shall determine to exercise its right to sell any or all of the Stock pursuant to this ss.7, and if in the opinion of counsel for the Bank it is necessary, or if in the reasonable opinion of the Bank it is advisable, to have the Stock, or that portion thereof to be sold, registered under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), the Pledgor agrees to use its best efforts to cause the issuer or issuers of the Stock contemplated to be sold to execute and deliver, and cause the directors and officers of such issuer to execute and deliver, all at the Pledgor's expense, all such instruments and documents, and to do or cause to be done all such other acts as may be necessary or, in the reasonable opinion of the Bank, advisable to register such Stock under the provisions of the Securities Act and to cause the registration statement relating thereto to become effective and to remain effective for a period of 6 months from the date such registration statement becomes effective, and to make all amendments thereto or to the related prospectus or both that, in the reasonable opinion of the Bank, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. The Pledgor agrees to use its best efforts to cause such issuer or issuers to comply with the provisions of the securities or "Blue Sky" laws of any jurisdiction which the Bank shall designate and to cause such issuer or issuers to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act.

      (d) The Pledgor recognizes that the Bank may be unable to effect a public sale of the Stock by reason of certain prohibitions contained in the Securities Act, federal banking laws, and other applicable laws, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers. The Pledgor agrees that any such private sales may be at prices and other terms less favorable to the seller than if sold at public sales and if conducted in a manner that the Bank in good faith believes to be commercially reasonable under the circumstances, that such private sales shall not by reason thereof be deemed not to have been made in a commercially reasonable manner. The Bank shall be under no obligation to delay a sale of any of the Stock for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act, or such other federal banking or other applicable laws, even if the issuer would agree to do so. Subject to the foregoing, the Bank agrees that any sale of the Stock shall be made in a commercially reasonable manner.

      (e) The Pledgor further agrees to do or cause to be done all such other acts and things as may be reasonably necessary to make any sales of any portion or all of the Stock pursuant to this ss.7 valid and binding and in compliance with any and all applicable laws (including, without limitation, the Securities Act, the Securities Exchange Act of 1934, as amended, the rules and regulations of the Securities and Exchange Commission applicable thereto and all applicable state securities or "Blue Sky" laws), regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at the Pledgor's expense. The Pledgor further agrees that a breach of any of the covenants contained in this ss.7 will cause irreparable injury to the Bank, that the Bank has no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this ss.7 shall be specifically enforceable against the Pledgor and the Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants.

      ss.8. Marshalling. The Bank shall not be required to marshal any present or future security for (including but not limited to this Agreement and the Stock Collateral), or other assurances of payment of, the Obligations or any of them, or to resort to such security or other assurances of payment in any particular order. All of the Bank's rights hereunder and in respect of such security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising. To the extent that it lawfully may, the Pledgor hereby agrees that it will not invoke any law relating to the marshaling of collateral that might cause delay in or impede the enforcement of the Bank's rights under this Agreement or under any other instrument evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and to the extent that it lawfully may the Pledgor hereby irrevocably waives the benefits of all such laws.

     ss.9. Pledgor's Obligations Not Affected. The obligations of the Pledgor hereunder shall remain in full force and effect without regard to, and shall not be impaired by (a) any exercise or nonexercise, or any waiver, by the Bank of any right, remedy, power or privilege under or in respect of any of the Obligations or any security thereof (including this Agreement); (b) any amendment to or modification of the Note, the other loan documents or any of the Obligations; (c) any amendment to or modification of any instrument (other than this Agreement) securing any of the Obligations; or (d) the taking of additional security for, or any other assurances of payment of, any of the Obligations or the release or discharge or termination of any security or other assurances of payment or performance for any of the Obligations; whether or not the Pledgor shall have notice or knowledge of any of the foregoing.

     ss.10. Transfer, Etc., by Pledgor. Without the prior written consent of the Bank, the Pledgor will not sell, assign, transfer or otherwise dispose of, grant any option with respect to, or pledge or grant any security interest in or otherwise encumber or restrict any of the Stock Collateral or any interest therein, except for the pledge thereof and security interest therein provided for in this Agreement.

     ss.11. Further Assurances. The Pledgor will do all such acts, and will furnish to the Bank all such financing statements, certificates, legal opinions and other documents and will obtain all such governmental consents and corporate approvals and will do or cause to be done all such other things as the Bank may reasonably request from time to time in order to give full effect to this Agreement and to secure the rights of the Bank hereunder, all without any cost or expense to the Bank. If the Bank so elects, a photocopy of this Agreement may at any time and from time to time be filed by the Bank as a financing statement in any recording office in any jurisdiction.

      ss.12. Bank's Exoneration. Under no circumstances shall the Bank be deemed to assume any responsibility for or obligation or duty with respect to any part or all of the Stock Collateral of any nature or kind or any matter or proceedings arising out of or relating thereto, other than (a) to exercise reasonable care in the physical custody of the Stock Collateral, and (b) after an Event of Default shall have occurred and be continuing to act in a commercially reasonable manner. The Bank shall not be required to take any action of any kind to collect, preserve or protect its or the Pledgor's rights in the Stock Collateral or against other parties thereto. The Bank's prior recourse to any part or all of the Stock Collateral shall not constitute a condition of any demand, suit or proceeding for payment or collection of any of the Obligations.

     ss.13. No Waiver, Etc.. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated except by a written instrument expressly referring to this Agreement and to the provisions so modified or limited, and executed by the party to be charged. No act, failure or delay by the Bank shall constitute a waiver of its rights and remedies hereunder or otherwise. No single or partial waiver by the Bank of any default or right or remedy that it may have shall operate as a waiver of any other default, right or remedy or of the same default, right or remedy on a future occasion. The Pledgor hereby waives presentment, notice of dishonor and protest of all instruments, included in or evidencing any of the Obligations or the Stock Collateral, and any and all other notices and demands whatsoever (except as expressly provided herein.

     ss.14. Notices, Etc. All notices, requests and other communications hereunder shall be made in the manner set forth in the Note.

     ss.15. Termination. Upon final payment and performance in full of the Obligations, this Agreement shall terminate and the Bank shall, at the Pledgor's request and expense, return such Stock Collateral in the possession or control of the Bank as has not theretofore been disposed of pursuant to the provisions hereof, together with any moneys and other property at the time held by the Bank hereunder.

     ss.16. Overdue Amounts. Until paid, all amounts due and payable by the Pledgor hereunder shall be a debt secured by the Stock Collateral and shall bear, whether before or after judgment, interest at the default rate of interest provided for in the Note.

     ss.17. Governing Law; Consent to Jurisdiction. THIS AGREEMENT IS INTENDED TO TAKE EFFECT AS A SEALED INSTRUMENT AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS. The Pledgor agrees that any suit for the enforcement of this Agreement may be brought in the courts of the Commonwealth of Massachusetts or any federal court sitting therein and consents to the non-exclusive jurisdiction of such court and to service of process in any such suit being made upon the Pledgor by certified mail return receipt requested at the address referred to in Section 14. The Pledgor hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient court.

     ss.18. Waiver of Jury Trial. EACH PARTY HERETO WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF ANY SUCH RIGHTS OR OBLIGATIONS. Except as prohibited by law, each party hereto waives any right which it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. The Pledgor (a) certifies that neither the Bank nor any representative, agent or attorney of the Bank has represented, expressly or otherwise, that the Bank would not, in the event of litigation, seek to enforce the foregoing waivers, and (b) acknowledges that, in entering into the Note and the other loan documents to which the Bank is a party, the Bank is relying upon, among other things, the waivers and certifications contained in this ss.18.

     ss.19. Miscellaneous. The headings of each section of this Agreement are for convenience only and shall not define or limit the provisions thereof. This Agreement and all rights and obligations hereunder shall be binding upon the Pledgor and its respective successors and assigns, and shall inure to the benefit of the Bank and its successors and assigns. If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall be in no way affected thereby, and this Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein. The Pledgor acknowledges receipt of a copy of this Agreement.

     IN WITNESS WHEREOF, intending to be legally bound, the Pledgor and the Bank have caused this Agreement to be executed as a sealed instrument as of the date first above written.

                                          Cityscape Corp.


                                          By:___________________________

                                          Title:________________________

                                          The First National Bank of Boston


                                          By:___________________________

                                          Title:________________________

                                     ANNEX A

      250,000 shares of common stock of Cityscape Funding Corporation, a Delaware corporation evidenced by Certificate No. _______________.

               COLLATERAL ASSIGNMENT OF NOTE AND CHARGE AGREEMENT


                                          Date: April 11, 1996


     FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, Cityscape Corp., a New York corporation (hereinafter, the "Assignor") hereby grants, assigns and transfers to The First National Bank of Boston, a national banking association with its principal place of business at 100 Federal Street, Boston, Massachusetts 02110 (hereinafter, the "Assignee") all of the Assignor's right, title and interest in and to a certain Promissory Note dated April 11, 1996 in the original principal amount of $____________ (the "Promissory Note") made by City Mortgage Corporation Limited (hereinafter, the "Borrower") payable to the Assignor and any and all extensions, renewals, modifications, amendments, or replacements of the same (hereinafter, the "Promissory Note"), and a certain Charge and Assignment by Way of Security granted by the Borrower to the Assignor dated April 11, 1996 encumbering certain assets of the Borrower (the "Agreement").

     1. Assignment as Security. This Assignment is to secure the Assignor's obligations and liabilities to the Assignee under a certain Commercial Promissory Note of even date made by the Assignor payable to the Assignee in the original principal amount of $30,000,000.00, and any extensions, amendments, renewals, modifications or restatements thereof (hereinafter, the "Liabilities"). All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the above referenced Commercial Promissory Note.

     2. Assignor's Representations, Warranties and Covenants

     2.1. The Assignor shall direct the Borrower to make all payments under the Promissory Note directly to the Assignee to be promptly applied in reduction of the Liabilities, and the Assignor shall take all such action and execute all such documents as the Assignee may reasonably request to effectuate such direct payment.

     2.2. The Assignor represents that the Borrower currently is not in default under the terms of the Promissory Note.

     2.3. The Assignor represents that all signatures on the Promissory Note are genuine and that there are no claims, defenses, offsets, or counterclaims of the Borrower against the Assignor under the Promissory Note or otherwise.

     2.4. The Assignor covenants that it will not exercise any rights or remedies under the Promissory Note, or amend, modify, release, or discharge the Promissory Note or any collateral therefor prior to full payment of the Promissory Note without the prior written consent of the Assignee.

     2.5. The Assignor represents that the Promissory Note is valid and enforceable against the Borrower.

     2.6. The Assignor has not made and will not make any other assignment of the Assignor's rights under the Promissory Note.

     2.7. The Assignor agrees that the Assignee may designate from time to time an agent to collect when due amounts under the Promissory Note.

     2.8. The Assignor will undertake all such actions as may be reasonably requested by the Assignee in furtherance of the rights of the Assignee hereunder.

     2.9. The Assignor will promptly advise the Assignee of all events of which the Assignor has or obtains knowledge regarding the Promissory Note or the collateral therefor which may have a material effect upon the Promissory Note, such collateral or the rights of the Assignee therein.

     3. TERMS AND CONDITIONS

     3.1. The Assignor agrees that whether or not an Event of Default has occurred and is continuing, all payments with respect to the Promissory Note including, without limitation, the final payment of the outstanding balance due under the Promissory Note and accrued interest thereon, shall be paid to the Assignee for prompt application toward the Liabilities of the Assignor. Notwithstanding the foregoing, if the Assignor receives any payments under the Promissory Note, such payments shall be held in trust by the Assignor for the Assignee and shall be delivered to the Assignee upon receipt for prompt application to the Liabilities. Whether or not an Event of Default has occurred and is continuing, upon request of the Assignee, Assignor shall deliver or cause to be delivered to the Borrower such notices as the Assignee may direct notifying the Borrower of the Assignee's rights with respect to the Promissory Note and directing the Borrower to make all payments with respect to the Promissory Note directly to the Assignee.

     3.2. The Assignee may, at its option, and after the occurrence of an Event of Default which is then continuing, without notice to the Assignor, enforce any and all rights of the Assignor under the Promissory Note, may collect all sums when due, including those past due and unpaid, according to the terms of the Promissory Note, and may enter into such further agreements concerning the Promissory Note as the Assignee, in its reasonable discretion, shall determine. The Assignee shall also have and may exercise at any time after the occurrence of an Event of Default which is then continuing, all rights, remedies, powers, privileges and discretions of the Assignor with respect to the Promissory Note and any collateral therefor. The Assignor does hereby designate and appoint the Assignee and its successors and assigns, as the true and lawful attorney of the Assignor with power, at the sole cost and expense of the Assignor, to ask, demand, receive, and give releases for any and all amounts which may become payable or due by the Borrower on account of the Promissory Note, and in the Assignee's discretion to file any claim or take any other action or proceeding relative to such claim, either in the Assignee's own name or in the name of the Assignor, or otherwise, which the Assignee, or any successor or assignee thereof, may deem necessary or desirable in order to collect or enforce the payment of any and all amounts due and owing or which may hereafter be or become due or owing on account of the Promissory Note. The appointment, being coupled with an interest, is irrevocable until terminated by a duly authorized officer of the Assignee.

     3.3. The Assignee shall have and may exercise at any time all rights, remedies, powers, privileges and discretions to which the Assignor is entitled pursuant to Article 9 of the Uniform Commercial Code, as enacted in the Commonwealth of Massachusetts.


     3.4. Absent the gross negligence or willful misconduct of the Assignee, the Assignee shall not be liable for any loss sustained by Assignor resulting from the exercise by the Assignee of any of its rights hereunder or from any other act or omission of the Assignee with respect to the Promissory Note or any collateral therefor, nor shall the Assignee undertake to perform or discharge any obligation, duty, or liability of the Assignor under the Promissory Note arising by reason of this Assignment. The Assignor agrees to indemnify the Assignee for, and to hold the Assignee harmless from, any liability, loss, or damage which may be incurred under or by reason of this Assignment and from any claims and demands which may be asserted against the Assignee by reason of any alleged obligations or undertakings to perform or discharge any of the terms, covenants, or agreements contained in the Promissory Note, any collateral therefor or any agreement in connection therewith, other than claims, demands, or Liabilities resulting from the Assignee's own gross negligence or willful misconduct. In the event that the Assignee incurs any such liability under the Promissory Note or any other agreement, or under or by reason of this Assignment or in defense of any such claims or demands, the amount thereof, including costs, expenses, and reasonable attorneys' fees, shall be secured by this Assignment, and the Assignor shall reimburse the Assignee therefor immediately upon demand.

     3.5. No delay by the Assignee in the exercise of its rights hereunder shall constitute a waiver of such rights.

     3.6. This Assignment shall be binding upon and shall inure to the benefit of the respective successors and assigns of the parties hereto. Any assignee of the Assignee and any subsequent assignee shall have the full rights and remedies of the Assignee under this and other related agreements between the Assignee and the Assignor.

     3.7. This Assignment and all rights, duties, and obligations arising herefrom shall be construed in accordance with the laws of the Commonwealth of Massachusetts. The Assignor submits to the jurisdiction of the Courts of said Commonwealth for all purposes with respect to this Assignment.

     3.8. The Assignor shall pay on demand all reasonable expenses of the Assignee incurred in connection with the preparation of this Assignment, or which the Assignee may hereafter incur in connection with the protection or enforcement of any of the Assignee's rights hereunder.

     3.9. Any determination that any provision of this Assignment is invalid, illegal, or unenforceable in any respect shall not affect the validity, legality, or enforceability of such provision in any other instance, nor the validity, legality, or enforceability of any other provisions of this Assignment.

     IN WITNESS WHEREOF, the Assignor has caused this instrument to be executed and its seal to be hereto affixed as of the date first above written.

                                          Cityscape Corp.


                                          By:___________________________

                                          Title:________________________

                                          The First National Bank of Boston


                                          By:___________________________

                                          Title:________________________


                                          "BORROWER"

                                          City Mortgage Corporation Limited

                                          By:___________________________

                                          Title:________________________


                        ------------------------------

_____________, ss.      April __, 1996

      Then personally appeared the above-named __________________, the __________________ of Cityscape Corp. and acknowledged the foregoing to be the free act and deed of ______________________________, before me,


                                          ------------------------------
                                          Notary Public
                                          My Commission Expires:


                          COMMONWEALTH OF MASSACHUSETTS

_____________, ss.      April __, 1996

      Then personally appeared the above-named __________________, the __________________ of The First National Bank of Boston and acknowledged the foregoing to be the free act and deed of The First National Bank of Boston, before me,


                                          ------------------------------

                                          Notary Public
                                          My Commission Expires:


                        ------------------------------

_____________, ss.      April __, 1996

      Then personally appeared the above-named __________________, the __________________ of City Mortgage Corporation Limited and acknowledged the foregoing to be the free act and deed of City Mortgage Corporation Limited, before me,


                                          ------------------------------
                                          Notary Public
                                          My Commission Expires:

                           COMMERCIAL PROMISSORY NOTE


$30,000,000.00                            Boston, Massachusetts
                                          April 11, 1996

     FOR VALUE RECEIVED, the undersigned, promises to pay to the order of THE FIRST NATIONAL BANK OF BOSTON (together with any successors or assigns, the "Bank") at the Head Office of the Bank, 100 Federal Street, Boston, Massachusetts THIRTY MILLION DOLLARS ($30,000,000.00), together with interest at a rate per annum equal to the fixed rate of twelve and one quarter percent (12.25%).

     Interest shall be payable monthly in arrears on the first day of each month commencing May 1, 1996. Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed including holidays and days on which the Bank is not open for the conduct of banking business.

     The entire outstanding principal balance of this Note, together with accrued and unpaid interest thereon shall be due and payable in full on December 31, 1996.

SECTION 1. PAYMENT TERMS.

     1.1 PAYMENTS. All payments hereunder shall be made by the undersigned to the Bank in United States currency at the Bank's address specified above (or at such other address as the Bank may specify), in immediately available funds, on or before 2:00 p.m. (Boston, Massachusetts time) on the due date thereof. Payments received by the Bank prior to the occurrence of an Event of Default will be applied first to fees, expenses and other amounts due hereunder (excluding principal and interest); second, to accrued interest; and third to outstanding principal. After the occurrence of an Event of Default payments will be applied to the Obligations under this Note as the Bank determines in its sole discretion.

     1.2 PREPAYMENTS. The principal balance of this Note may be prepaid in whole or in part without penalty or premium. Amounts prepaid may not be reborrowed.

     1.3 DEFAULT RATE. To the extent permitted by applicable law, upon and after the occurrence of an Event of Default (whether or not the Bank has accelerated payment of this Note), interest on principal and overdue interest shall, at the option of the Bank, be payable on demand at a rate per annum (the "Default Rate") equal to 4% per annum above the rate of interest otherwise payable hereunder.

     1.4 LATE PAYMENT CHARGE. Without limiting the foregoing Section 1.3, if any payment due hereunder is not made on its due date, the Borrower shall pay a late charge equal to one (1%) percent per month of any payment not made when due, including the payment of the entire outstanding balance upon the maturity date hereof. Nothing in the preceding sentence shall affect the Bank's right to accelerate the maturity of this Note in the event of any default in the payment of this Note.

SECTION 2. DEFAULTS AND REMEDIES.

     2.1 DEFAULT. The occurrence of any of the following events or conditions shall constitute an "Event of Default" hereunder:

          (a) (i) default in the payment when due of the principal of or interest on this Note or (ii) any other default in the payment or performance of this Note or of any other Obligation or (iii) default in the payment or performance of any obligation of any Obligor to others for borrowed money in excess of $500,000.00 or in respect of any extension of credit or accommodation or under any lease in excess of $500,000.00;

          (b) failure of any representation or warranty of any Obligor hereunder or under any agreement or instrument constituting or relating to any collateral for the Obligations or of any material representation or material warranty, statement or information in any documents or financial statements delivered to the Bank in connection herewith to be true and correct in all material respects;

          (c) default or breach of any material condition under any mortgage, security agreement, assignment of lease, or other agreement securing or otherwise relating to the Obligations or to any collateral for the Obligations;

          (d) failure to furnish the Bank promptly on request with financial information about, or to permit inspection by the Bank of any books, records and properties of, the undersigned;

          (e) any Obligor generally not paying its debts as they become due;

          (f) dissolution, termination of existence, insolvency, appointment of a receiver or other custodian of any part of the property of, assignment for the benefit of creditors by, or the commencement of any proceedings under any bankruptcy or insolvency laws by or against, or any change in control of any Obligor; or

          (g) material adverse change in the condition or affairs (financial or otherwise) of any Obligor or in the value or condition of any collateral securing this Note.

     2.2 REMEDIES. Upon the occurrence and during the continuance of an Event of Default, at the option of the Bank, all Obligations of the undersigned may become immediately due and payable without notice or demand and the Bank shall be entitled all rights and remedies provided by agreement or at law or in equity. All rights and remedies of the Bank are cumulative and are exclusive of any rights or remedies provided by law or any other agreement, and may be exercised separately or concurrently.

SECTION 3. DEFINITIONS.

     For purposes of this Note, the following definitions shall apply:

     "Obligation" means any obligation hereunder or otherwise of any Obligor to the Bank or to any of its affiliates, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising; and

     "Obligor" means the undersigned, any guarantor or any other person primarily or secondarily liable hereunder or in respect hereof, including any person or entity who has pledged or granted to the Bank a security interest or other lien in property on behalf of the undersigned to constitute collateral for the Obligations.

SECTION 4. MISCELLANEOUS.

     4.1 WAIVER, AMENDMENT. No delay or omission on the part of the Bank in exercising any right hereunder shall operate as a waiver of such right or of any other right under this Note. No waiver of any right or amendment hereto shall be effective unless in writing and signed by the Bank nor shall a waiver on one occasion be construed as a bar to or waiver of any such right on any future occasion. Each Obligor waives presentment, demand, notice, protest, and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note or of any collateral for the Obligations, and assents to any extensions or postponements of the time of payment or any and all other indulgences under this Note or with respect to any such collateral, to any and all substitutions, exchanges or releases of any such collateral, or to any and all additions or releases of any other parties or persons primarily or secondarily liable hereunder, which from time to time may be granted by the Bank in connection herewith regardless of the number or period of any extensions.

     4.2 SECURITY; SET-OFF. The undersigned grants to the Bank, as security for the full and punctual payment and performance of the Obligations, a continuing lien on and security interest in all securities or other property belonging to the undersigned now or hereafter held by the Bank and in all deposits (general or special, time or demand, provisional or final) and other sums credited by or due from the Bank to the undersigned or subject to withdrawal by the undersigned; and regardless of the adequacy of any collateral or other means of obtaining repayment of the Obligations, the Bank is hereby authorized at any time and from time to time, without notice to the undersigned (any such notice being expressly waived by the undersigned) and to the fullest extent permitted by law, to set off and apply such deposits and other sums against the Obligations of the undersigned, whether or not the Bank shall have made any demand under this Note and although such Obligations may be contingent or unmatured.

     4.3 TAXES. The undersigned agrees to indemnify the Bank from and hold it harmless from and against any transfer taxes, documentary taxes, assessments or charges made by any governmental authority by reason of the execution, delivery, and performance of this Note and any collateral for the Obligations.

     4.4 EXPENSES. The undersigned will pay on demand all expenses of the Bank in connection with the preparation, administration, default, collection or enforcement of this Note or any collateral for the Obligations, or any waiver or amendment of any provision of any of the foregoing, including, without limitation, reasonable attorneys fees of outside legal counsel or the allocation costs of in-house legal counsel, and including without limitation any fees or expenses associated with any travel or other costs relating to any appraisals, examinations, administration of the Obligations or any collateral therefor, and the amount of all such expenses shall, until paid, bear interest at the rate applicable to principal hereunder (including any default rate) and be an Obligation secured by any such collateral.

     4.5 BANK RECORDS. The entries on the records of the Bank (including any appearing on this Note) shall be prima facie evidence of the aggregate principal amount outstanding under this Note and interest accrued thereon.

     4.6 GOVERNING LAW, CONSENT TO JURISDICTION. This Note is intended to take effect as a sealed instrument and shall be governed by, and construed in accordance with, the laws of The Commonwealth of Massachusetts, without regard to its conflicts of laws rules. The undersigned agrees that any suit for the enforcement of this Note may be brought in the courts of The Commonwealth of Massachusetts or any Federal Court sitting in such Commonwealth and consents to the non-exclusive jurisdiction of each such court and to service of process in any such suit being made upon the undersigned by mail at the address specified below. The undersigned hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit was brought in an inconvenient court.

     4.7 SEVERABILITY; AUTHORIZATION TO COMPLETE; PARAGRAPH HEADINGS. If any provision of this Note shall be invalid, illegal or unenforceable, such provisions shall be severable from the remainder of this Note and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. The Bank is hereby authorized, without further notice, to fill in any blank spaces on this Note, and to date this Note as of the date funds are first advanced hereunder. Paragraph headings are for the convenience of reference only and are not a part of this Note and shall not affect its interpretation.

     4.8 JURY WAIVER. THE BANK (BY ITS ACCEPTANCE OF THIS NOTE) AND THE UNDERSIGNED AGREE THAT NEITHER OF THEM, INCLUDING ANY ASSIGNEE OR SUCCESSOR SHALL SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM, OR ANY OTHER LITIGATION PROCEDURE BASED UPON, OR ARISING OUT OF, THIS NOTE, ANY RELATED INSTRUMENTS, ANY COLLATERAL OR THE DEALINGS OR THE RELATIONSHIP BETWEEN OR AMONG ANY OF THEM. NEITHER THE BANK NOR THE UNDERSIGNED SHALL SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN FULLY DISCUSSED BY THE BANK AND THE UNDERSIGNED, AND THESE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS. NEITHER THE BANK NOR THE UNDERSIGNED HAS AGREED WITH OR REPRESENTED TO THE OTHER THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

Witness:                                  CITYSCAPE CORP.

___________________________         By:______________________

                                          Name:____________________

                                          Title:___________________

                                    GUARANTY


     GUARANTY, dated as of April 11, 1996 by Cityscape Financial Corp., a Delaware corporation (the "Guarantor"), in favor of THE FIRST NATIONAL BANK OF BOSTON, a national banking association with its head office at 100 Federal Street, Boston, Massachusetts 02110, and its foreign branches (the "Bank"). In consideration of the Bank's giving, in its discretion, time, credit or banking facilities or accommodations to Cityscape Corp. (together with its successors, the "Customer"), the Guarantor agrees as follows:

     1. GUARANTY OF PAYMENT AND PERFORMANCE. The Guarantor hereby guarantees to the Bank the full and punctual payment when due (whether at maturity, by acceleration or otherwise), and the performance, of all liabilities, agreements and other obligations of the Customer to the Bank, whether direct or indirect, absolute or contingent, due or to become due, secured or unsecured, now existing or hereafter arising or acquired (whether by way of discount, letter of credit, lease, loan, overdraft or otherwise) (the "Obligations"). This Guaranty is an absolute, unconditional and continuing guaranty of the full and punctual payment and performance of the Obligations and not of their collectibility only and is in no way conditioned upon any requirement that the Bank first attempt to collect any of the Obligations from the Customer or resort to any security or other means of obtaining their payment. Should the Customer default in the payment or performance of any of the Obligations, the obligations of the Guarantor hereunder with respect to such Obligations shall become immediately due and payable to the Bank, without demand or notice of any nature, all of which are expressly waived by the Guarantor. Payments by the Guarantor hereunder may be required by the Bank on any number of occasions.

     2. GUARANTOR'S AGREEMENT TO PAY. Should the Customer default in the payment or performance of any of the Obligations, the Guarantor further agrees, as the principal obligor and not as a guarantor only, to pay to the Bank, on demand, all costs and expenses (including court costs and reasonable legal expenses) incurred or expended by the Bank in connection with the Obligations (exclusive of the Bank's internal administrative expenses), this Guaranty and the enforcement thereof.

     3. UNLIMITED GUARANTY. The liability of the Guarantor hereunder shall be unlimited.

     4. WAIVERS BY GUARANTOR; BANK'S FREEDOM TO ACT. The Guarantor agrees that the Obligations will be paid and performed strictly in accordance with their respective terms regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Bank with respect thereto. The Guarantor waives presentment, demand, protest, notice of acceptance, notice of Obligations incurred and all other notices of any kind, all defenses which may be available by virtue of any valuation, stay, moratorium law or other similar law now or hereafter in effect, any right to require the marshaling of assets of the Customer, and all suretyship defenses generally. Without limiting the generality of the foregoing, the Guarantor agrees to the provisions of any instrument evidencing, securing or otherwise executed in connection with any Obligation and agrees that the obligations of the Guarantor hereunder shall not be released or discharged, in whole or in part, or otherwise affected by (i) the failure of the Bank to assert any claim or demand or to enforce any right or remedy against the Customer; (ii) any extensions or renewals of any Obligation; (iii) any rescissions, waivers, amendments or modifications of any of the terms or provisions of any agreement evidencing, securing or otherwise executed in connection with any Obligation; (iv) the substitution or release of any entity primarily or secondarily liable for any Obligation; (v) the adequacy of any rights the Bank may have against any collateral or other means of obtaining repayment of the Obligations; (vi) the impairment of any collateral securing the Obligations, including without limitation the failure to perfect or preserve any rights the Bank might have in such collateral or the substitution, exchange, surrender, release, loss or destruction of any such collateral; or (vii) any other act or omission which might in any manner or to any extent vary the risk of the Guarantor or otherwise operate as a release or discharge of the Guarantor, all of which may be done without notice to the Guarantor.

     5. UNENFORCEABILITY OF OBLIGATIONS AGAINST CUSTOMER. If for any reason the Customer has no legal existence or is under no legal obligation to discharge any of the Obligations (other than by reason of indefeasible payment in full of such Obligations), or if any of the Obligations have become irrecoverable from the Customer by operation of law or for any other reason, this

Guaranty shall nevertheless be binding on the Guarantor to the same extent as if the Guarantor at all times had been the principal obligor on all such Obligations. Without limiting the generality of the foregoing, interest and costs of collection shall continue to accrue and continue to be deemed Obligations hereunder notwithstanding any stay to the enforcement thereof against the Customer or disallowance of any claim therefor against the Customer. In the event that acceleration of the time for payment of the Obligations is stayed upon the insolvency, bankruptcy or reorganization of the Customer, or for any other reason, all such amounts otherwise subject to acceleration under the terms of any agreement evidencing, securing or otherwise executed in connection with any Obligation shall be immediately due and payable by the Guarantor.

     6. SUBROGATION; SUBORDINATION. The Guarantor shall not exercise any rights against the Customer arising as a result of payment by the Guarantor hereunder, by way of subrogation or otherwise, and will not prove any claim in competition with the Bank or its affiliates in respect of any payment hereunder in bankruptcy or insolvency proceedings of any nature; the Guarantor will not claim any set-off or counterclaim against the Customer in respect of any liability of the Guarantor to the Customer; and the Guarantor waives any benefit of and any right to participate in any collateral which may be held by the Bank or any such affiliate. The payment of any amounts due with respect to any indebtedness of the Customer now or hereafter held by the Guarantor is hereby subordinated to the prior payment in full of the Obligations. The Guarantor agrees that whether or not any default in the payment or performance of the Obligations has occurred, the Guarantor will not demand, sue for or otherwise attempt to collect any such indebtedness of the Customer to the Guarantor until the Obligations shall have been paid in full. If, notwithstanding the foregoing sentence, the Guarantor shall collect, enforce or receive any amounts in respect of such indebtedness, such amounts shall be collected, enforced and received by the Guarantor as trustee for the Bank and be paid over to the Bank on account of the Obligations without affecting in any manner the liability of the Guarantor under the other provisions of this Guaranty.

     7. SECURITY; SET-OFF. The Guarantor grants to the Bank, as security for the full and punctual payment and performance of the Guarantor's obligations hereunder, a continuing lien on and security interest in all securities or other property belonging to the Guarantor now or hereafter held by the Bank and in ail deposits (general or special, time or demand, provisional or final) and other sums credited by or due from the Bank to the Guarantor or subject to withdrawal by the Guarantor; and regardless of the adequacy of any collateral or other means of obtaining repayment of the Obligations, the Bank is hereby authorized at any time and from time to time, without notice to the Guarantor (any such notice being expressly waived by the Guarantor) and to the fullest extent permitted by law, to set off and apply such deposits and other sums against the obligations of the Guarantor under this Guaranty, whether or not the Bank shall have made any demand under this Guaranty and although such obligations may be contingent or unmatured.

     8. FINANCIAL STATEMENTS AND OTHER INFORMATION. Guarantor hereby represents and warrants to the Bank that the consolidated financial statements of financial condition of Guarantor as of December 31, 1995 and the related statement of earnings and cash flows for the year ended December 31, 1995 heretofore delivered by Guarantor to the Bank are true and correct in all material respects, have been prepared in accordance with generally accepted accounting principles consistently applied, and fairly present the financial condition of Guarantor as of the date thereof; that no material adverse change has occurred in the assets, or financial condition of Guarantor reflected therein since the date thereof; and that Guarantor has no material liabilities or known contingent liabilities which are not reflected in such financial statements or referred to in the notes thereto other than Guarantor's obligations under this Guaranty and obligations arising in the ordinary course of business since December 31, 1995. Guarantor hereby agrees that until the earlier of (i) all indebtedness guaranteed hereby has been completely repaid and all obligations and undertakings of the Customer under, by reason of, or pursuant to the Note and the Loan Documents have been completely performed, or (ii) the termination of this Guaranty in accordance with the provisions of Section 10 hereof, Guarantor will deliver to the Bank all financial information the Bank may reasonably request.

     9. FURTHER ASSURANCES. The Guarantor agrees to do all such things and execute all such documents, including financing statements, as the Bank may consider necessary or desirable to give full effect to this Guaranty and to perfect and preserve the rights and powers of the Bank hereunder.

     10. TERMINATION; REINSTATEMENT. This Guaranty shall remain in full force and effect until the Bank is given written notice of the Guarantor's intention to discontinue this Guaranty, notwithstanding any intermediate or temporary payment or settle-ment of the whole or any part of the Obligations. No such notice shall affect any rights of the Bank or of any affiliate hereunder including, without limitation, the rights set forth in Sections 4 and 6, with respect to Obligations incurred prior to the receipt of such notice or Obligations incurred pursuant to any contract or commitment in existence prior to such receipt, and all checks, drafts, notes, instruments (negotiable or otherwise) and writings made by or for the account of the Customer and drawn on the Bank or any of its agents purporting to be dated on or before the date of receipt of such notice, although presented to and paid or accepted by the Bank after that date, shall form part of the Obligations. This Guaranty shall continue to be effective or be reinstated, notwithstanding any such notice, if at any time any payment made or value received with respect to an Obligation is rescinded or must otherwise be returned by the Bank upon the insolvency, bankruptcy or reorganization of the Customer, or otherwise, all as though such payment had not been made or value received.

     11. SUCCESSORS AND ASSIGNS. This Guaranty shall be binding upon the Guarantor, its successors and assigns, and shall inure to the benefit of and be enforceable by the Bank and its successors, transferees and assigns. Without limiting the generality of the foregoing sentence, the Bank may assign or otherwise transfer any agreement or any note held by it evidencing, securing or otherwise executed in connection with the Obligations, or sell participations in any interest therein, to any other person or entity, and such other person or entity shall thereupon become vested, to the extent set forth in the agreement evidencing such assignment, transfer or participation, with all the rights in respect thereof granted to the Bank herein.

     12. AMENDMENTS AND WAIVERS. No amendment or waiver of any provision of this Guaranty shall be effective unless the same shall be in writing and signed by each of the Bank and the Guarantor. No consent to any departure by the Guarantor from the provisions of this Guaranty shall be effective unless the same shall be in writing and signed by the Bank. No failure on the part of the Bank to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

     13. NOTICES. All notices and other communications called for hereunder shall be made in writing and, unless otherwise specifically provided herein, shall be deemed to have been duly made or given when delivered by hand or mailed first class mail postage prepaid or, in the case of telegraphic or telexed notice, when transmitted, answer back received, addressed as follows: if to the Guarantor, at the address set forth beneath its signature hereto, with a copy to Asher Fensterheim, P.C., 565 Taxter Road, Elmsford, New York 10523 and if to the Bank, at 100 Federal Street, Boston, Massachusetts 02110, Telex: 940581 BOSTONBK BSN Attention: Mr. Robert F. Duggan, with a copy to David S. Berman, Esquire, Riemer & Braunstein, Three Center Plaza, Boston, Massachusetts 02108 or at such address as either party may designate in writing.

     14. GOVERNING LAW; CONSENT TO JURISDICTION. This Guaranty is intended to take effect as a sealed instrument and shall be governed by, and construed in accordance with, the laws of The Commonwealth of Massachusetts. The Guarantor agrees that any suit for the enforcement of this Guaranty may be brought in the courts of The Commonwealth of Massachusetts or any Federal Court sitting therein and consents to the non-exclusive jurisdiction of such court and to service of process in any such suit being made upon the Guarantor by mail at the address specified in Section 13 hereof. The Guarantor hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit was brought in an inconvenient court.

     15. MISCELLANEOUS. This Guaranty constitutes the entire agreement of the Guarantor with respect to the matters set forth herein. The rights and remedies herein provided are cumulative and not exclusive of any remedies provided by law or any other agreement, and this Guaranty shall be in addition to any other guaranty of the Obligations. The invalidity or unenforceability of any one or more sections of this Guaranty shall not affect the validity or enforceability of its remaining provisions. Captions are for the ease of reference only and shall not affect the meaning of the relevant provisions. The meanings of all defined terms used in this Guaranty shall be equally applicable to the singular and plural forms of the terms defined.

     16. JURY WAIVER. THE BANK (BY ITS ACCEPTANCE HEREOF) AND THE GUARANTOR AGREE THAT NEITHER OF THEM, INCLUDING ANY ASSIGNEE OR SUCCESSOR SHALL SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM, OR ANY OTHER LITIGATION PROCEDURE BASED UPON, OR ARISING OUT OF, THIS GUARANTY, ANY RELATED INSTRUMENTS, ANY COLLATERAL OR THE DEALINGS OR THE RELATIONSHIP BETWEEN OR AMONG ANY OF THEM. NEITHER THE BANK NOR THE GUARANTOR SHALL SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THE PROVISIONS OF THIS

PARAGRAPH HAVE BEEN FULLY DISCUSSED BY THE BANK AND THE GUARANTOR, AND THESE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS. NEITHER THE BANK NOR THE GUARANTOR HAS AGREED WITH OR REPRESENTED TO THE OTHER THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

     IN WITNESS WHEREOF, the Guarantor has executed and delivered this Guaranty, or caused this Guaranty to be executed and delivered by its duly authorized officer, as of the date appearing on page one.

                                    WITNESS:
                                          CITYSCAPE FINANCIAL CORP.


______________________________      By:___________________________

Name:_________________________      Title:________________________
      Print/Type Full Name

                                   CERTIFICATE


     The undersigned certifies to The First National Bank of Boston that;

     1. He/She is the Secretary of the Guarantor which executed the foregoing Guaranty and in that capacity has the authority to make this certificate on behalf of the Guarantor.

     2. The Guarantor is a Delaware corporation, validly organized or formed and existing in good standing and in the full enjoyment of its powers and franchises under the laws of Israel.

     3. The foregoing Guaranty has been duly executed and delivered on behalf of the Guarantor, such actions have been duly authorized by all necessary corporate or other action, and the execution, delivery and performance of the Guaranty by the Guarantor will not contravene any existing law, rule or regulation, or any provision of its certificate of incorporation or by-laws or other document or documents evidencing its establishment or governing the conduct of its affairs or any agreement to which it is a party or by which it is bound.

     IN WITNESS WHEREOF, the undersigned has made this certificate on behalf of the Guarantor this _____ day of April, 1996.



                                    ----------------------------

                                                      June 13, 1996


The First National Bank of Boston
100 Federal Street
Boston, Massachusetts 02110
Attention: Diversified Finance

Gentlemen:

     On April 11, 1996, Cityscape Corp., a New York corporation (the "Borrower") entered into a loan arrangement with The First National Bank of Boston (the "Bank"), pursuant to which the Bank loaned the Borrower the principal sum of $30,000,000 (the "Original Loan"). In May, 1996, the Original Loan was paid in full. The Borrower now desires to reborrow from the Bank the principal sum of $30,000,000 (the "Loan"). To induce the Bank to make the Loan to the Borrower, the Borrower hereby warrants, represents, covenants and agrees as follows:

          1. Amendment to Loan Documents. In connection with the Original Loan, the Borrower executed and delivered to the Bank, among other instruments, documents or agreements, the following:

                              Covenant letter dated April 11, 1996.

                              Pledge Agreement dated April 11, 1996.

                              Stock Pledge Agreement dated April 11, 1996.

                                   Collateral Assignment of Note and Charge
                       Agreement dated April 11, 1996.

               (together  with all other  instruments,  documents and agreements
               executed  in  connection   with  the  Original  Loan,  the  "Loan
               Documents").

     The Borrower acknowledges and agrees that the Loan Documents are hereby amended as follows:

               (a) The term "Note" or "Commercial Promissory Note" as used in the Loan Documents shall mean and refer to the $30,000,000 Commercial Promissory Note to be executed by the Borrower this date to evidence the Loan, together with all modifications, amendments, extensions, renewals, supplements and restatements thereof.

               (b) The Collateral Assignment of Note and Charge Agreement is hereby amended as follows:

                    (i) The definition of the "Promissory Note" which is collaterally assigned to the Bank thereunder is modified to also include a certain Promissory Note dated June __, 1996 in the original principal amount of $__________ made by City Mortgage Corporation Limited payable to Cityscape Corp. The definition of Promissory Note shall for all purposes be deemed to include, individually and collectively, the Promissory Note described in the original Collateral Assignment and that described herein.

                    (ii) All references to the "Agreement" shall mean and refer to the Charge and Assignment by Way of Security dated April 11, 1996, as amended by an agreement of even date herewith.

                    (iii) All references to the "Liabilities" shall mean and include the Borrower's obligations and liabilities to the Bank under the Borrower's Commercial Promissory Note of even date in the principal amount of $30,000,000.00 to evidence the Loan and any extensions, amendments, renewals, modifications or restatements thereof.

2. Ratification of Loan Documents. The Borrower further acknowledges and agrees that, notwithstanding the prepayment of the Original Loan, except as specifically amended hereby, each of the Loan Documents remain in full force and effect applicable to the Loan. The Borrower ratifies, confirms and reaffirms all of the representations, warranties, and covenants made in the Loan Documents.

3. Ratification of Collateral. The Borrower hereby ratifies and confirms that all collateral granted by the Borrower to the Bank under the Loan Documents (as modified hereby) remains in full force and effect and shall secure all Obligations of the Borrower to the Bank, including, without limitation, those under the Loan.

4. Advisory Fees. In consideration of the Bank's making the Loan to the Borrower, the Borrower agrees to pay to the Bank the following advisory fees:

     (a) Upon the execution of this Agreement, the Borrower shall pay the Bank the sum of $50,000.00.

     (b) Upon the date that the Bank first makes an advance under the Loan (the "Funding Date"), the Borrower shall pay the Bank the additional sum of $200,000.00; and

     (c) In the event that the Loan is not paid in full within sixty days after the Funding Date, the Borrower shall pay to the Bank the additional sum of $200,000.00 on the sixty first (61st) day after the Funding Date; and

     (d)  In the event the Loan is not paid in full  within one  hundred  twenty
          (120) days after the Funding Date, the Borrower shall pay to the Bank the additional sum of $200,000.00 on the one hundred twenty-first (121st) day after the Funding Date.

          In the event of the occurrence of an Event of Default under the Loan, all sums set forth in subparagraphs (a) - (d) inclusive shall become immediately due and payable without notice or demand. Any fees payable under this paragraph shall be deemed fully earned on the date when due and shall not be refunded or rebated under any circumstances, including, without limitation, on account of the prepayment of the Loan, whether upon the acceleration of the Loan upon the occurrence of an Event of Default or otherwise.

5. Conditions Precedent to the Making of the Loan. Precedent to the Bank's making of the Loan each of the following conditions shall have been satisfied:

     (a) The Borrower shall have executed and delivered to the Bank a Commercial Promissory Note in the form of Exhibit A annexed hereto, this agreement, and all instruments, documents, and agreements as counsel for the Bank may deem necessary or appropriate;

     (b) The Borrower shall have paid the initial Advisory Fees due to the Bank under paragraph 4 hereof;

     (c) The Bank shall have received the original Promissory Note from City Mortgage Corporation Limited payable to the Borrower in the principal amount of U.S. $_________________, duly endorsed to the Bank, such Note to be in form and substance satisfactory to the Bank;

     (d) The Bank shall have received an Amendment to the Charge and Assignment By Way of Security from City Mortgage Corporation Limited to the Borrower in form and substance satisfactory to the Bank;

     (e) The Bank's security interest in all Residual Interests and I/O Interests (as each is defined in the Pledge Agreement dated April 11, 1996 from the Borrower) shall be in full force and effect and all steps necessary to be undertaken for the perfection of the Bank's security interest therein shall have been completed to the satisfaction of the Bank;

     (f) The Bank shall have received an opinion from the Borrower's counsel in form and substance satisfactory to the Bank;

     (g) The Bank shall have received written confirmation of the continued effectiveness of the Guaranty by Cityscape Financial Corp. with respect to the Loan; and

     (h) The Bank shall have received a Certificate from the Borrower's Secretary of the due adoption, continued effectiveness and setting forth the text of, each corporate resolution adopted in connection with the establishment of the Loan and attesting to the signatures of the persons authorized as a signatory to any of the Loan Documents.

     If the foregoing correctly sets forth our understanding, please indicate your assent below.


                                    Very truly yours,

                                    CITYSCAPE CORP.


                                    By:_________________________
                                    Name:_______________________
                                    Title:______________________


                                    CITYSCAPE FINANCIAL CORP.

                                    By:_________________________
                                    Name:_______________________
                                    Title:______________________



                                    CITYSCAPE FUNDING CORP.
                                    By:_________________________
                                    Name:_______________________
                                    Title:______________________


Agreed:

THE FIRST NATIONAL BANK OF BOSTON


By:_________________________
Name:_______________________
Title:______________________

The First National Bank of Boston
May 14, 1996
Page 1
                                                  June 13, 1996

The First National Bank of Boston
100 Federal Street
Boston, Massachusetts 02110

Attention: Diversified Finance

Gentlemen:

     The undersigned has this day entered into a loan arrangement with The First National Bank of Boston (hereinafter, the "Bank"), pursuant to which the undersigned has delivered to the Bank its promissory note in the face amount of $30,000,000.00. This letter is to authorize the Bank to disburse the proceeds under the Note as follows:


   To:   Riemer & Braunstein ..................................$

   To:   The First National Bank
         of Boston as a Closing Fee ...........................$

   To:  Cityscape Corp.........................................$


                                        Very truly yours,
                                        Cityscape Corp.

                                        By:________________________


                                        Name:_______________________

                                        Title: _____________________

                           COMMERCIAL PROMISSORY NOTE


$30,000,000.00                            Boston, Massachusetts
                                          June 13, 1996

     FOR VALUE RECEIVED, the undersigned, promises to pay to the order of THE FIRST NATIONAL BANK OF BOSTON (together with any successors or assigns, the
"Bank") at the Head Office of the Bank, 100 Federal Street, Boston, Massachusetts THIRTY MILLION DOLLARS ($30,000,000.00), together with interest at a rate per annum equal to the fixed rate of eleven percent (11%).

     Interest shall be payable monthly in arrears on the first day of each month commencing July 1, 1996. Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed including holidays and days on which the Bank is not open for the conduct of banking business. Interest shall accrue from the date on which advances are made hereunder.

     The entire outstanding principal balance of this Note, together with accrued and unpaid interest thereon shall be due and payable in full on December 31, 1996.

SECTION 1.  PAYMENT TERMS.

     1.1 PAYMENTS. All payments hereunder shall be made by the undersigned to the Bank in United States currency at the Bank's address specified above (or at such other address as the Bank may specify), in immediately available funds, on or before 2:00 p.m. (Boston, Massachusetts time) on the due date thereof. Payments received by the Bank prior to the occurrence of an Event of Default will be applied first to fees, expenses and other amounts due hereunder (excluding principal and interest); second, to accrued interest; and third to outstanding principal. After the occurrence of an Event of Default payments will be applied to the Obligations under this Note as the Bank determines in its sole discretion.

     1.2 PREPAYMENTS. The principal balance of this Note may be prepaid in whole or in part without penalty or premium. Amounts prepaid may not be reborrowed.

     1.3 DEFAULT RATE. To the extent permitted by applicable law, upon and after the occurrence of an Event of Default (whether or not the Bank has accelerated payment of this Note), interest on principal and overdue interest shall, at the option of the Bank, be payable on demand at a rate per annum (the "Default Rate") equal to 4% per annum above the rate of interest otherwise payable hereunder.

     1.4 LATE PAYMENT CHARGE. Without limiting the foregoing Section 1.3, if any payment due hereunder is not made on its due date, the Borrower shall pay a late charge equal to one (1%) percent per month of any payment not made when due, including the payment of the entire outstanding balance upon the maturity date hereof. Nothing in the preceding sentence shall affect the Bank's right to accelerate the maturity of this Note in the event of any default in the payment of this Note.

SECTION 2.  DEFAULTS AND REMEDIES.

     2.1 DEFAULT. The occurrence of any of the following events or conditions shall constitute an "Event of Default" hereunder:

          (a) (i) default in the payment when due of the principal of or interest on this Note or (ii) any other default in the payment or performance of this Note or of any other Obligation or (iii) default in the payment or performance of any obligation of any Obligor to others for borrowed money in excess of $500,000.00 or in respect of any extension of credit or accommodation or under any lease in excess of $500,000.00;

          (b) failure of any representation or warranty of any Obligor hereunder or under any agreement or instrument constituting or relating to any collateral for the Obligations or of any material representation or material warranty, statement or information in any documents or financial statements delivered to the Bank in connection herewith to be true and correct in all material respects;

          (c) default or breach of any material condition under any mortgage, security agreement, assignment of lease, or other agreement securing or otherwise relating to the Obligations or to any collateral for the Obligations;

          (d) failure to furnish the Bank promptly on request with financial information about, or to permit inspection by the Bank of any books, records and properties of, the undersigned;

          (e) any Obligor generally not paying its debts as they become due;

          (f) dissolution, termination of existence, insolvency, appointment of a receiver or other custodian of any part of the property of, assignment for the benefit of creditors by, or the commencement of any proceedings under any bankruptcy or insolvency laws by or against, or any change in control of any Obligor; or

          (g) material adverse change in the condition or affairs (financial or otherwise) of any Obligor or in the value or condition of any collateral securing this Note.

     2.2 REMEDIES. Upon the occurrence and during the continuance of an Event of Default, at the option of the Bank, all Obligations of the undersigned may become immediately due and payable without notice or demand and the Bank shall be entitled all rights and remedies provided by agreement or at law or in equity. All rights and remedies of the Bank are cumulative and are exclusive of any rights or remedies provided by law or any other agreement, and may be exercised separately or concurrently.

SECTION 3.  DEFINITIONS.

     For purposes of this Note, the following definitions shall apply:

     "Obligation" means any obligation hereunder or otherwise of any Obligor to the Bank or to any of its affiliates, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising; and

     "Obligor" means the undersigned, any guarantor or any other person primarily or secondarily liable hereunder or in respect hereof, including any person or entity who has pledged or granted to the Bank a security interest or other lien in property on behalf of the undersigned to constitute collateral for the Obligations.

SECTION 4. MISCELLANEOUS.

     4.1 WAIVER, AMENDMENT. No delay or omission on the part of the Bank in exercising any right hereunder shall operate as a waiver of such right or of any other right under this Note. No waiver of any right or amendment hereto shall be effective unless in writing and signed by the Bank nor shall a waiver on one occasion be construed as a bar to or waiver of any such right on any future occasion. Each Obligor waives presentment, demand, notice, protest, and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note or of any collateral for the Obligations, and assents to any extensions or postponements of the time of payment or any and all other indulgences under this Note or with respect to any such collateral, to any and all substitutions, exchanges or releases of any such collateral, or to any and all additions or releases of any other parties or persons primarily or secondarily liable hereunder, which from time to time may be granted by the Bank in connection herewith regardless of the number or period of any extensions.

     4.2 SECURITY; SET-OFF. The undersigned grants to the Bank, as security for the full and punctual payment and performance of the Obligations, a continuing lien on and security interest in all securities or other property belonging to the undersigned now or hereafter held by the Bank and in all deposits (general or special, time or demand, provisional or final) and other sums credited by or due from the Bank to the undersigned or subject to withdrawal by the undersigned; and regardless of the adequacy of any collateral or other means of obtaining repayment of the Obligations, the Bank is hereby authorized at any time and from time to time, without notice to the undersigned (any such notice being expressly waived by the undersigned) and to the fullest extent permitted by law, to set off and apply such deposits and other sums against the Obligations of the undersigned, whether or not the Bank shall have made any demand under this Note and although such Obligations may be contingent or unmatured.

     4.3 TAXES. The undersigned agrees to indemnify the Bank from and hold it harmless from and against any transfer taxes, documentary taxes, assessments or charges made by any governmental authority by reason of the execution, delivery, and performance of this Note and any collateral for the Obligations.

     4.4 EXPENSES. The undersigned will pay on demand all expenses of the Bank in connection with the preparation, administration, default, collection or enforcement of this Note or any collateral for the Obligations, or any waiver or amendment of any provision of any of the foregoing, including, without limitation, reasonable attorneys fees of outside legal counsel or the allocation costs of in-house legal counsel, and including without limitation any fees or expenses associated with any travel or other costs relating to any appraisals, examinations, administration of the Obligations or any collateral therefor, and the amount of all such expenses shall, until paid, bear interest at the rate applicable to principal hereunder (including any default rate) and be an Obligation secured by any such collateral.

     4.5 BANK RECORDS. The entries on the records of the Bank (including any appearing on this Note) shall be prima facie evidence of the aggregate principal amount outstanding under this Note and interest accrued thereon.

     4.6 GOVERNING LAW, CONSENT TO JURISDICTION. This Note is intended to take effect as a sealed instrument and shall be governed by, and construed in accordance with, the laws of The Commonwealth of Massachusetts, without regard to its conflicts of laws rules. The undersigned agrees that any suit for the enforcement of this Note may be brought in the courts of The Commonwealth of Massachusetts or any Federal Court sitting in such Commonwealth and consents to the non-exclusive jurisdiction of each such court and to service of process in any such suit being made upon the undersigned by mail at the address specified below. The undersigned hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit was brought in an inconvenient court.

     4.7 SEVERABILITY; AUTHORIZATION TO COMPLETE; PARAGRAPH HEADINGS. If any provision of this Note shall be invalid, illegal or unenforceable, such provisions shall be severable from the remainder of this Note and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. The Bank is hereby authorized, without further notice, to fill in any blank spaces on this Note, and to date this Note as of the date funds are first advanced hereunder. Paragraph headings are for the convenience of reference only and are not a part of this Note and shall not affect its interpretation.

     4.8 JURY WAIVER. THE BANK (BY ITS ACCEPTANCE OF THIS NOTE) AND THE UNDERSIGNED AGREE THAT NEITHER OF THEM, INCLUDING ANY ASSIGNEE OR SUCCESSOR SHALL SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM, OR ANY OTHER LITIGATION PROCEDURE BASED UPON, OR ARISING OUT OF, THIS NOTE, ANY RELATED INSTRUMENTS, ANY COLLATERAL OR THE DEALINGS OR THE RELATIONSHIP BETWEEN OR AMONG ANY OF THEM. NEITHER THE BANK NOR THE UNDERSIGNED SHALL SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN FULLY DISCUSSED BY THE BANK AND THE UNDERSIGNED, AND THESE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS. NEITHER THE BANK NOR THE UNDERSIGNED HAS AGREED WITH OR REPRESENTED TO THE OTHER THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

Witness:                                  CITYSCAPE CORP.

___________________________         By:______________________

                                          Name:____________________

                                          Title:___________________

                            CONFIRMATION OF GUARANTY


                                                      June 13, 1996


The First National Bank of Boston
100 Federal Street
Boston, Massachusetts
Attention: Diversified Finance

Gentlemen:

     The undersigned, Cityscape Financial Corp. (the "Guarantor") has executed and delivered a Guaranty (the "Guaranty") of the Obligations (as therein defined) of Cityscape Corp. (the "Borrower") to The First National Bank of Boston (the "Bank"). The Borrower is about to enter into a loan arrangement with the Bank pursuant to which the Bank will lend to the Borrower the principal sum of $30,000,000. However, the Bank has indicated that it will not enter into such loan arrangement unless, among other things, the Guarantor executes and delivers this letter to the Bank. Therefore, to induce the Bank to enter into the loan arrangement with the Borrower, the Guarantor hereby warrants, represents, covenants, and agrees as follows:

     1. The Guarantor hereby ratifies and confirms its obligations to the Bank under its Guaranty and acknowledges that the "Obligations" guaranteed by the Guarantor include, without limitation, all obligations of the Borrower to the Lender under the Commercial Promissory Note of even date in the principal amount of $30,000,000, as such Note may hereinafter be modified, amended, supplemented or restated.

     2. The Guarantor hereby acknowledges and agrees that it has no offsets, defenses, or counterclaims against the Bank with respect to its obligations under its Guaranty or otherwise, and to the extent that the Guarantor has any such offsets, defenses, or counterclaims, the Guarantor hereby waives and releases the same.

     3. The Guarantor further acknowledges that pursuant to the terms of the Guaranty, the Guarantor previously guaranteed the payment of all Obligations of the Borrower to the Bank, that this acknowledgment is being executed as a confirmation of the Guarantor's Obligations to Bank under the Guaranty and that the Guarantor shall remain liable for all of the Borrower's obligations, now existing or hereafter arising, whether or not any similar confirmation letter is executed in the future.

      This letter is intended to take effect as a sealed instrument.

                                    Very truly yours,

                                    Cityscape Financial Corp.

                                    By:_________________________
                                    Name:_______________________
                                    Title:______________________